Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                    11
Distribution Date:                                      14-Feb-97
Payment Date:                                           18-Feb-97
Collection Period Beginning:                            01-Jan-97
Collection Period Ending:                               31-Jan-97
Note and Certificate Accrual Beginning:                 15-Jan-97
Note and Certificate Accrual Ending:                    18-Feb-97

BOND SUMMARY:
Beginning Class A Note Security Balance           $497,262,613.89
Beginning Class B Note Security Balance           $136,244,640.00
Beginning Certificate Security Balance             $25,455,360.00
Beginning Overcollateralization Amount             $41,514,844.23
Beginning Class A Adjusted Balance                $497,262,613.89
Beginning Class B Adjusted Balance                $136,244,640.00
Beginning Certficate  Adjusted Balance             $25,455,360.00
Beginning Overcollateralization Amount             $41,514,844.23
Ending Class A Note Security Balance              $484,508,086.84
Ending Class B Note Security Balance              $136,244,640.00
Ending Certificate Security Balance                $25,455,360.00
Ending Overcollateralization Amount                $41,660,777.04
Ending Class A Adjusted Balance                   $484,508,086.84
Ending Class B Adjusted Balance                   $136,244,640.00
Ending Certficate  Adjusted Balance                $25,455,360.00
Ending Overcollateralization Amount                $41,660,777.04
Class A Note Rate Capped at 13%                          5.704380%
Class B Note Rate Capped at 15%                          6.084380%
Certificate Rate Capped at 16%                           6.484380%
Class A Interest Due                                $2,678,987.41
Class B Interest Due                                  $782,910.60
Certificate Yield  Due                                $155,892.10
Class A Interest Paid                               $2,678,987.41
Class B Interest Paid                                 $782,910.60
Certificate Yield Paid                                $155,892.10
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                             $12,754,527.05
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated Princ      $145,932.80
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal $0.            $0.00

Certificate Balance/Participation Invested Amoun           3.6340%

Designated Certificate / Certificate Security (B         1.003168%
Designated Certificate  - Beginning of Month          $255,360.00
Principal Payments in Respect of  Designated Cer            $0.00
Designated Certificate  - End of Month                $255,360.00
Interest Payments in Respect of Designated Certi        $1,563.86

Designated Certificateholder Accelerated Princip    $1,614,844.23
Accelerated Principal Payment (Sec. 3.05 (v))         $145,932.80
Payments to Holder of Designated Certificate in             $0.00
Designated Certificateholder Accelerated Princip    $1,760,777.04

Designated Certificateholder Holdback Amount (Be   $39,900,000.00
Payments to Designated Certificates in Reduction            $0.00
Designated Certificateholder Holdback Amount (En   $39,900,000.00

Remaining Payments to Designated Certificates (S            $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))         $307,802.30